Filed under Rules 497(e) and 497(k)
Registration No. 033-52742

SUNAMERICA SERIES TRUST

SA T. Rowe Price VCP Balanced Portfolio

(the “Portfolio”)

Supplement dated March 29, 2024 to the Portfolio’s Summary Prospectus and Prospectus,

each dated May 1, 2023, as supplemented and amended to date

At a meeting held on March 20, 2024, the Board of Trustees of SunAmerica Series Trust (the “Board”) approved a sub-subadvisory agreement (the “Sub-Subadvisory Agreement”) between T. Rowe Price Associates, Inc. (“T. Rowe Price”), the Portfolio’s subadviser, and T. Rowe Price International Ltd. (“TRPIL”), which will become effective on April 1, 2024 (the “Effective Date”).

The Board has the authority, pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote under certain conditions. Shareholders of record as of the close of business on the Effective Date will receive a notice that explains how to access an Information Statement, which will include more information about TRPIL and the Sub-Subadvisory Agreement.

On the Effective Date, the following changes to the Summary Prospectus and Prospectus will become effective:

The second paragraph of the subsection of the Summary Prospectus entitled “Investment Adviser” and of the subsection of the Prospectus entitled “Portfolio Summary: SA T. Rowe Price VCP Balanced Portfolio – Investment Adviser” is deleted in its entirety and replaced with the following:

The Portfolio is subadvised by T. Rowe Price Associates, Inc. and sub-subadvised by T. Rowe Price Investment Management, Inc. and T. Rowe Price International Ltd.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Summary Prospectus or Prospectus, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86704C-TVB2 (3/24)